Exhibit 10.2

OMNIBUS AMENDMENT

to

COCA-COLA CONSOLIDATED, INC. and CCBCC OPERATIONS, LLC

QUALIFIED EMPLOYEE BENEFIT PLANS

THIS OMNIBUS AMENDMENT (this “Amendment”) is executed this 6th day of September, 2019, by Coca-Cola Consolidated, Inc., a Delaware corporation (the “Company”) and CCBCC Operations, LLC, a Delaware limited liability company (“Operations” and collectively with the Company, the “Companies”).

Statement of Purpose

The Companies maintain the tax-qualified benefit plans for eligible employees of the Companies and their affiliates listed on the attached Appendix (the “Benefit Plans”). Effective as of January 1, 2019, the Company changed its name from Coca-Cola Bottling Co. Consolidated to Coca-Cola Consolidated, Inc. By written consent dated December 28, 2018, the Board of Directors of the Company directed the officers of the Company to perform all acts and deeds such officers deem necessary or advisable to reflect the corporate name change. In consideration of the directive by the Board, the Company desires to amend the Benefit Plans, other than the Coca-Cola Bottling Co. Consolidated Bargaining Employees 401(k) Plan (the “Union 401(k) Plan”), and Operations desires to amend the Union 401(k) Plan, to change the name of each affected plan.

NOW, THEREFORE, the Companies do hereby declare that the Benefit Plans are hereby amended effective as of January 1, 2019 as follows:

1.The legal name of each plan listed on the attached Appendix shall be changed to the new plan name as reflected in the attached Appendix, and all references in the applicable plan document to each plan name on and after January 1, 2019 shall be changed to reflect the new plan name.

2.Except as expressly or by necessary implication amended hereby, the Benefit Plans shall continue in full force and effect.

IN WITNESS WHEREOF, the Companies have caused this Amendment to be executed on the day and year first above written to be effective as of January 1, 2019.

COCA-COLA CONSOLIDATED, INC.

By:	/s/ E. Beauregarde Fisher III
Name:	E. Beauregarde Fisher III
Title:	Executive Vice President, General Counsel and Secretary

CCBCC Operations, llc

By:	/s/ E. Beauregarde Fisher III
Name:	E. Beauregarde Fisher III
Title:	Vice President and Secretary

APPENDIX to OMNIBUS AMENDMENT FOR QUALIFIED PLANS

Plan Name Before January 1, 2019	New Plan Name on and after January 1, 2019
Coca-Cola Bottling Co. Consolidated Employees Pension Plan	Coca-Cola Consolidated, Inc. Employees Pension Plan
Coca-Cola Bottling Co. Consolidated 401(k) Plan	Coca-Cola Consolidated, Inc. 401(k) Plan
Coca-Cola Bottling Co. Consolidated Bargaining Employees 40l(k) Plan	Coca-Cola Consolidated, Inc. Bargaining Employees 40l(k) Plan
Employee Stock Purchase Plan of Coca-Cola Bottling Co. Consolidated	Employee Stock Purchase Plan of Coca-Cola Consolidated, Inc.
Coca-Cola Bottling Co. Consolidated Long-Term Performance Equity Plan	Coca-Cola Consolidated, Inc. Long-Term Performance Equity Plan
Coca-Cola Bottling Co. Consolidated Amended and Restated Long-Term Performance Plan (effective 1-1-17)	Coca-Cola Consolidated, Inc. Amended and Restated Long-Term Performance Plan (effective 1-1-1 7)
Coca-Cola Bottling Co. Consolidated Amended and Restated Annual Bonus Plan (effective 1-1-17)	Coca-Cola Consolidated, Inc. Amended and Restated Annual Bonus Plan (effective 1-1-17)
Coca-Cola Bottling Co. Consolidated Cafeteria Plan	Coca-Cola Consolidated, Inc. Cafeteria Plan
Coca-Cola Bottling Co. Consolidated Group Benefits Plan	Coca-Cola Consolidated, Inc. Group Benefits Plan
Coca-Cola Bottling Co. Consolidated Employee Assistance Plan	Coca-Cola Consolidated, Inc. Employee Assistance Plan
Coca-Cola Bottling Co. Consolidated Medical Plan	Coca-Cola Consolidated, Inc. Medical Plan
Coca-Cola Bottling Co. Consolidated Prescription Drug Plan	Coca-Cola Consolidated, Inc. Prescription Drug Plan
Coca-Cola Bottling Co. Consolidated Dental Plan	Coca-Cola Consolidated, Inc. Dental Plan
Coca-Cola Bottling Co. Consolidated Vision Plan	Coca-Cola Consolidated, Inc. Vision Plan
Coca-Cola Bottling Co. Consolidated Basic and Supplemental Life and AD&D Insurance Plan	Coca-Cola Consolidated, Inc. Basic and Supplemental Life and AD&D Insurance Plan
Coca-Cola Bottling Co. Consolidated Dependent Life Insurance Plan	Coca-Cola Consolidated, Inc. Dependent Life Insurance Plan
Coca-Cola Bottling Co. Consolidated Short-Term Disability Plan for Weekly Paid Employees	Coca-Cola Consolidated, Inc. Short-Term Disability Plan for Weekly Paid Employees
Coca-Cola Bottling Co. Consolidated Salary Continuation/Short-Term Disability Program for Semi-Monthly Paid Employees	Coca-Cola Consolidated, Inc. Salary Continuation/Short-Term Disability Program for Semi-Monthly Paid Employees
Coca-Cola Bottling Co. Consolidated Long-Term Disability Plan	Coca-Cola Consolidated, Inc. Long-Term Disability Plan
Coca-Cola Bottling Co. Consolidated Flexible Spending Account Plan	Coca-Cola Consolidated, Inc. Flexible Spending Account Plan
Coca-Cola Bottling Co. Consolidated Access Only Retiree Health Care Program	Coca-Cola Consolidated, Inc. Access Only Retiree Health Care Program

Note: The Coca-Cola Bottling Co. Consolidated Bargaining Employees Pension Plan was amended on December 21, 2018, effective as of January 1, 2019, to change the name of the plan to be the Coca-Cola Consolidated, Inc. Bargaining Employees Pension Plan.